UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2013

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	81-0422894 (IRS Employer Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 22, 2013, Scientific Games Corporation (the “Company”) completed the syndication of a contemplated $2.3 billion term loan facility that, together with a previously syndicated $300 million revolving credit facility, is expected to be entered into in connection with the Company’s pending acquisition of WMS Industries Inc. (“WMS”).  The term loans are anticipated to bear interest at a rate, at the borrower’s option, of either (a) the Eurocurrency rate for a specified interest period plus 3.25% or (b) a base rate plus 2.25%, in either case subject to a Eurocurrency rate floor of 1.00% or a base rate floor of 2.00%, as applicable.  In addition, it is anticipated that the term loans will be issued with 0.50% of original issue discount (or payment of an upfront fee in lieu thereof), and that the Company will pay a ticking fee to the term loan lenders upon closing of the pending acquisition. Completion of the acquisition remains subject to approvals by gaming regulatory authorities and other customary closing conditions. Completion of the financing is subject to execution of definitive documentation, completion of the pending acquisition, repayment of borrowings under, and termination of, the existing senior credit facilities of the Company and WMS and other customary closing conditions. There can be no assurance that the financing or the acquisition will be completed.

Forward Looking Statements

This report contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” or similar terminology.  These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance.  It is uncertain whether any of the events or results anticipated by the forward-looking statements (including consummation of the proposed acquisition or the financing) will transpire or occur. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the failure to complete the pending acquisition of WMS on a timely basis or at all, including due to the inability to obtain the gaming regulatory approvals required to complete the acquisition, and the other risks, uncertainties and important factors contained and identified (including under the heading “Risk Factors”) in the Company’s and WMS’ filings with the Securities and Exchange Commission, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  The forward-looking statements included herein are made only as of the date hereof.  The Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name: Jeffrey S. Lipkin
Title: Senior Vice President and Chief Financial Officer

Date: May 22, 2013